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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2000

                          The MIIX Group, Incorporated
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             (Exact name of registrant as specified in its charter)

Delaware                             001-14593                   22-3586492
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(State or other jurisdiction        (Commission                (IRS Employer
or incorporation)                   File Number)             Identification No.)

               Two Princess Road, Lawrenceville, New Jersey 08648
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                     Address of principal executive offices

Registrant's telephone number, including area code: (609) 896-2404

               Two Princess Road, Lawrenceville, New Jersey 08648
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                     Address of principal executive offices


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         (Former name or former address, if changed since last report.)


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Item 9. Regulation FD Disclosures

         The Company is providing the following supplemental information on direct written premiums and direct paid losses for the top ten states.

                          The MIIX Group, Incorporated
                                 (In Thousands)
                                   (Unaudited)


                                        Nine Months Ended
                                        September 30, 2000
                             ----------------------------------------
                             Direct Premiums            Direct Losses
                                 Written                    Paid
                             ---------------            -------------

New Jersey                      $ 97,090                  $ 84,067
Pennsylvania                      36,795                    22,488
Texas                             16,572                     6,828
Illinois                           7,828                         0
Ohio                               7,724                     7,000
Maryland                           7,305                     4,097
Massachusetts                      2,432                         0
Connecticut                        2,346                       340
Virginia                           1,246                       690
Arizona                            1,056                         0
                                --------                  --------

Total Top 10 States             $180,394                  $125,510
                                ========                  ========


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 19, 2000                 By: /s/ Thomas Redman
                                              --------------------------------
                                              Name:  Thomas Redman
                                              Title: Chief Financial Officer